FIRST LEASE ADDENDUM

THIS FIRST LEASE ADDENDUM (this "Addendum") is made this 23 day of May, 2018, by and between BELLEVUE PLACE OFFICE, LLC, a Washington limited liability company ("Landlord"), and SMARTSHEET, INC., a Washington corporation ("Tenant").

RECITALS

A. Landlord and Tenant entered into a nonresidential Lease dated June 21, 2017 (the "Lease"), for Suite 500 in the Bank of America Building at Bellevue Place, Bellevue, Washington, which leased space is more specifically described in the Lease.

B. Landlord and Tenant intend, by the execution and delivery of this Addendum, to amend and supplement the Lease in certain material respects which shall include providing a letter of credit for the Security Deposit.

C. Unless otherwise noted, all capitalized terms herein have the same meanings as set forth in the Lease.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby amend and supplement the Lease as follows:

1. Section 1. BASIC LEASE DATA, TERMS AND EXHIBITS. The following sentence is added to the end of paragraph 1.14 of Section 1 of the Lease:

At Tenant's option, the Security Deposit may be in the form of a letter of credit, in accordance with Section 37.24 below.

2. Letter of Credit. The following is added as Section 37.24 of the Lease:

(a) Landlord and Tenant acknowledge that Tenant will occupy space in the Bank of America Building pursuant to this Lease and, as consideration for Landlord's willingness to enter into this Lease, Tenant shall deliver or cause to be delivered to Landlord, and shall cause to be maintained at all times in effect without expiration or termination, one or more irrevocable standby letters of credit complying with the terms of this Section 37.24. Any failure by Tenant to perform or observe any term, covenant or agreement set forth in this Section 37.24 shall constitute a material default under this Lease.

(b) Tenant shall deliver or cause to be delivered to Landlord an irrevocable standby letter of credit in a form acceptable to or provided by Landlord (the "Letter of Credit"), issued by a national banking association reasonably acceptable to Landlord, for the account of

Tenant in favor of Landlord in the initial amount determined in accordance with Section 8 of the Lease, having an expiry date not earlier than the Expiration Date, and stating by its terms that it shall be automatically extended annually, without written amendment or modification, to the date that is one (1) year after the then current expiry date unless the issuer of the Letter of Credit gives Landlord, at least sixty (60) days prior to the then current expiry date, written notice that the issuer elects not to extend the Letter of Credit. If the issuer of the Letter of Credit at any times gives to Landlord notice that the issuer elects not to extend the Letter of Credit, then, not less than thirty (30) days prior to the then current expiry date of the Letter of Credit, Tenant shall deliver or cause to be delivered to Landlord a substitute irrevocable standby letter of credit issued in favor of Landlord by a national banking association reasonably acceptable to Landlord in an amount required by Section 8 of the Lease. Not less than thirty (30) days prior to the expiry date of any substitute letter of credit delivered pursuant to this Section, Tenant shall deliver or cause to be delivered to Landlord a further substitute irrevocable standby letter of credit issued in favor of Landlord by a national banking association reasonably acceptable to Landlord in an amount required by Section 8 of the Lease. Each substitute letter of credit delivered pursuant to this Section 37.24 shall have a term of not less than one (1) year and shall be in a form acceptable to or provided by Landlord. Additionally, if Tenant is entitled to a reduction in the amount of the cash Security Deposit and/or the Additional Security Deposit as provided in Section 8 of this Lease, Tenant shall exchange the original Letter of Credit for a substitute in the reduced amount, or shall deliver to the Landlord the amendment, endorsement or other modification of the Letter of Credit that reduces the amount thereof as permitted in Section 8.

(c) Upon the occurrence of any breach or default under this Lease including, but not limited to, any failure by Tenant timely to deliver or cause to be delivered to Landlord any substitute letter of credit required pursuant to this Section 37.24, Landlord, at its option, may draw against the Letter of Credit and any substitute letter of credit delivered pursuant to this Section 37.24 in an amount reasonably necessary to cure such breach or default and/or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's breach or default. The Letter of Credit and each substitute letter of credit (also referred to as a "Letter of Credit") delivered pursuant to this Section 37.24 shall provide for payment against Landlord's (or any transferee's) draft at sight accompanied by a certificate stating substantially as follows: "Drawn under ____________ Bank, N.A.'s Irrevocable Standby Letter of Credit No. ________, dated __________________, 2018, as a result of the occurrence of a default under the Lease dated __________, 2018, between Bellevue Place Office, LLC, a Washington limited liability company, and SMARTSHEET, INC., a Washington corporation. If Landlord draws against the Letter of Credit, Tenant shall, within ten (10) days of the date of such draw, restore the Letter of Credit or provide additional irrevocable standby letters of credit so that, at all times, there shall be an amount required by Section 8 of the Lease available for Landlord to draw against in the event of any further breach or default under this Lease.

(d) If the Letter of Credit is not renewed or Tenant does not provide a substitute irrevocable standby letter of credit on or before the date that is thirty (30) days prior to the expiry date of the then current Letter of Credit, or in the event Landlord draws against the Letter of Credit, if Tenant does not restore the Letter of Credit or provide additional letters of credit so that an

amount required by Section 8 of the Lease is available to Landlord to draw upon in the event of any further breach or default under this Lease, then in such event the amount of the draw against the Letter of Credit may be equal to the entire amount of the Letter of Credit. The proceeds of any draw against the Letter of Credit pursuant to the immediately preceding sentence shall be held by Landlord as an additional security deposit pursuant to the provisions of Section 8 of this Lease.

3. Remaining Lease Provisions. Except as expressly modified in this Addendum, all other provisions of the Lease remain in full force and effect. In the event of a conflict between the terms of this Addendum and the Lease, the terms of this Addendum shall control.

DATED as of the day and year first above written.

LANDLORD:

BELLEVUE PLACE OFFICE, LLC,
a Washington limited liability company

By KEMPER DEVELOPMENT COMPANY, a Washington corporation,
Its Manager

By ______________________________
James E. Melby
President

TENANT:

SMARTSHEET, INC.,
a Washington corporation

By: ______________________________
Jennifer Ceran, CFO

if Tenant does not restore the Letter of Credit or provide additional letters of credit so that an amount required by Section 8 of the Lease is available to Landlord to draw upon in the event of any further breach or default under this Lease, then in such event the amount of the draw against the Letter of Credit may be equal to the entire amount of the Letter of Credit. The proceeds of any draw against the Letter of Credit pursuant to the immediately preceding sentence shall be held by Landlord as an additional security deposit pursuant to the provisions of Section 8 of this Lease.

3. Remaining Lease Provisions. Except as expressly modified in this Addendum, all other provisions of the Lease remain in full force and effect. In the event of a conflict between the terms of this Addendum and the Lease, the terms of this Addendum shall control.

DATED as of the day and year first above written.

LANDLORD:

BELLEVUE PLACE OFFICE, LLC,
a Washington limited liability company

By KEMPER DEVELOPMENT COMPANY, a Washington corporation,
Its Manager

By [signature]
James E. Melby
President

TENANT:

SMARTSHEET, INC.,
a Washington corporation

By: ______________________
Jennifer Ceran, CFO

STATE OF WASHINGTON)
) ss:
COUNTY OF KING)

On this ______ day of ____________, 2018, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared JAMES E. MELBY, to me known to be the President of KEMPER DEVELOPMENT COMPANY, a Washington corporation, as the Manager of BELLEVUE PLACE OFFICE, LLC, a Washington limited liability company, the limited liability company that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said limited liability company, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

WITNESS my hand and official seal hereto affixed the day and year first written above.

____
Type Notary Name: ____________________
Notary Public in and for the State of
Washington, residing at ________________.
My commission expires ____________.

(SEAL)

STATE OF WASHINGTON)
) ss.
COUNTY OF KING)

On this 23 day of May, 2018, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared JENNIFER CERAN, to me known to be the Chief Financial Officer of SMARTSHEET, INC., a Washington corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that she was authorized to execute said instrument.

WITNESS my hand and official seal the day and year in this certificate above written.

Matthew Harrison
Type Notary Name: Matthew Harrison
Notary Public in and for the State of
Washington, residing at Pierce County.
My commission expires June 10, 2019.

(SEAL)

STATE OF WASHINGTON)
) ss:
COUNTY OF KING)

On this 16 day of May, 2018, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared JAMES E. MELBY, to me known to be the President of KEMPER DEVELOPMENT COMPANY, a Washington corporation, as the Manager of BELLEVUE PLACE OFFICE, LLC, a Washington limited liability company, the limited liability company that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said limited liability company, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

WITNESS my hand and official seal hereto affixed the day and year first written above.

(SEAL) KATHERINE KIRKNESS NOTARY PUBLIC COMMISSION EXPIRES 09-20-2021 STATE OF WASHINGTON

Katherine Kirkness
Type Notary Name: Katherine Kirkness
Notary Public in and for the State of Washington, residing at Shoreline.
My commission expires 9-20-21

STATE OF WASHINGTON)
) ss.
COUNTY OF KING)

On this ______ day of ________________, 2018, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared JENNIFER CERAN, to me known to be the Chief Financial Officer of SMARTSHEET, INC., a Washington corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that she was authorized to execute said instrument.

WITNESS my hand and official seal the day and year in this certificate above written.

(SEAL)

____
Type Notary Name: ______________
Notary Public in and for the State of Washington, residing at ______________.
My commission expires ______________.